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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-66250, 33-80425, 33-89036, 333-18337) of Aseco Corporation
of our report dated May 8, 1998, with respect to the consolidated financial statements and schedule of Aseco Corporation included in the Annual Report (Form 10-K) for the year ended March 29, 1998.

                                          Ernst & Young LLP

Boston, Massachusetts
June 24, 1998

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